Rule 497(c)
							File Nos. 2-80886
                                                           	 811-3626
-------------------------------------------------------------------------------
October 31, 1996                                              Citizens Trust
-------------------------------------------------------------------------------


OUR PORTFOLIOS:
      This Prospectus relates solely to the Institutional Shares of the Working Assets Money Market Portfolio and the Citizens Index Portfolio. It sets forth concisely the information that a prospective investor ought to know before investing and should be retained for future reference.


WORKING ASSETS MONEY MARKET PORTFOLIO'S objective is current income consistent with safety and liquidity. WE SEEK TO MAINTAIN A STABLE $1.00 NET ASSET VALUE PER SHARE AT ALL TIMES, ALTHOUGH THERE IS NO ASSURANCE THAT WE WILL BE ABLE TO DO SO. SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

CITIZENS INDEX PORTFOLIO is a market weighted portfolio of 300 companies, with the objective of long-term capital appreciation.


TABLE OF CONTENTS

Introduction:  Our Portfolios .........................................1
Fee Information .......................................................2
Financial Highlights ..................................................3
How We Select Our Investments .........................................4
Investment Objectives, Policies and Risk Factors ......................5
Organization and Management of the Trust ..............................7
How to Purchase and Redeem Shares .....................................9
Shareholder Services .................................................11
Dividends, Distributions and Taxes ...................................12

NO LOAD

      All portfolios are no load. All portfolios are subject to 12b-1 fees.

MINIMUM INVESTMENT.

      The minimum initial investment in Institutional Shares is $100,000.

STATEMENT OF ADDITIONAL INFORMATION.

      We also have a "Statement of Additional Information" dated the same date as this Prospectus, which provides detailed information on investment and operational policies. This booklet has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. We will be happy to send you a free copy if you write to us at:

Citizens Trust
One Harbour Place Portsmouth, NH
03801

For Shareholder Service and
New Account Information:
1-800-223-7010

For Broker-Dealer Sales & Service:
1-800-982-7200


 ----------------------------------------------------------------------------
      Citizens Investment Trust, the Trust, is an open-ended, diversified mangement company. Shares are not insured by the Federal Deposit
               Insurance Corporation (FDIC) or any other agency.

           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
          OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR
             ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

Fee Information

      The following chart is set up in a standard format that has been developed by the SEC and is used by all mutual funds. This chart will enable you to easily compare the fees and costs of Citizens Trust with other mutual funds.

      This information is intended to assist you in understanding your various direct and indirect costs and expenses of a $1,000 investment in the institutional Classes. The example should not be considered a representation of past or future expenses or past or future return. Actual expenses and actual return may be greater or less than those included in the example below.

      The expenses and example shown below pertain only to the Institutional Shares of the Working Assets Money Market Portfolio and the Citizens Index Portfolio.


EXPENSE TABLE                                        INSTITUTIONAL SHARES

                                                  WORKING ASSETS     CITIZENS
                                                   MONEY MARKET       INDEX
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases
  (as a % of offering price)                           None           None
  Maximum Sales Load Imposed on Reinvested
   Dividends (as a % of offering price)                None           None
  Deferred Sales Load (as a % of amount redeemed)      None           None
  Redemption Fees (as a % of amount redeemed)          None           None
  Exchange Fee (per exchange)                          None           None


Costs For Other Services
Returned checks (All portfolios):  $10.00
Outgoing wire transfer (All portfolios): $10.00
Stop payments:  $10.00

Annual Portfolio Operating Expenses

  Management Fee ......................................0.35%          0.50%
  Distribution Expense (12b-1 Fee).....................0.00%          0.00%
  Other Expenses ......................................0.20%          0.60%
                                                      ----------------------
    Total Operating Expenses...........................0.55%          1.10%

  Example: You would have paid the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of each period:

                                                       1 Year         3 Years
                                                   ----------------------------

  Working Assets Money Market Portfolio                 $6             $18

  Citizens Index Portfolio                             $11             $35

The example should not be considered a representation of past or future expenses or past or future return. Actual expenses and actual return may be greater or less than those included in the example above.

Financial Highlights

                                             WORKING ASSETS
                                             MONEY MARKET            CITIZENS INDEX
                                             PORTFOLIO               PORTFOLIO
                                             Institutional Class*    Institutional Class***

Year Ended June 30                                 1996                     1996

NAV, Beginning of period                          $1.00                   $10.00

Net Income (Loss)                                  0.02                     0.08

Net Gains (Losses) on Securities
(both realized and unrealized)                        0                      .92

Total from Investment Operations                   0.02                        1

Dividends (from Net Income)                        0.02                        0

Total Distributions                              (0.02)                        0

Net Asset Value, End of period                    $1.00                   $11.00

Total Return                                       2.09%                   10.00%

Net Assets End of Period (in 000's)             $14,539                   $7,524

Ratio of Expenses to Average Net Assets            0.50%**                  1.01%**

Ratio of Net Income (Loss) to Average Net Assets   5.16%                    2.37%**

Portfolio Turnover Rate                             N/A                    64.95%

* Commencement of Operations February 1, 1996
** Annualized
*** Commencement of Operations January 25, 1996

A partner at the firm Tait, Weller & Baker, Jim Mahoney has served as the Trust's Certified Public Accountant and Auditor since 1986.

      "While I have learned that most people do not share my fascination with tables of numbers, I think two columns from the `Financial Highlights' table should be of interest to any prospective investor. They reflect the two ways your shares can earn you money. They are Net Income and Net Asset Value. Your share of the Trust's Net Income can be paid to you in cash or be reinvested in the Trust. In order to realize your profits from increases in Net Asset Value, you will need to sell your shares."

ABOUT THE "FINANCIAL HIGHLIGHTS" TABLE

      The "Financial Highlights" on the preceeding page are for the fiscal year ended June 30, 1996. The complete statements and our auditor's opinion on the condensed financial information for the most recent five years appear in the 1996 Annual Report to Shareholders for each of the portfolios and are part of this prospectus. For a copy of the Annual Report, please call the Trust's toll-free number. It contains a full discussion of each portfolio's performance.




HOW WE SELECT OUR INVESTMENTS
FINANCIALLY SOUND


      Citizens Trust has certain policies that we consider fundamental such as consistently applying both social and financial screens to all our investment decisions. This, together with each portfolio's investment objective and other technical investment policies described in the Statement of Additional Information, cannot be changed without the approval of a majority of the outstanding shares of each portfolio that would be affected by the change. In addition to the specific policies for each portfolio, we also have some general policies that we use to manage all of our portfolios.

SOCIALLY RESPONSIBLE
      We are always seeking profitable investments for our shareholders. To find them, we favor companies which make good and useful products and have positive environmental, community and workplace records. We avoid companies which engage in discrimination or union busting; whose primary business is the manufacture of alcohol, tobacco, firearms or nuclear power; and those that use animals to test personal care products or otherwise treat animals in an inhumane manner.

ADDITIONAL INVESTMENT POLICIES
      We try not to put all our eggs in one basket. This means that 75% of a portfolio's assets will never hold more than 5% of any one company. We do not invest more than 25% of the value of any one portfolio in one industry with the exception of securities of U.S. government agencies or enterprises, or in our money market portfolios, domestic banks.

      We believe Citizens Trust's role is to be a conscientious and alert investor, not a controlling manager; therefore, across all our portfolios, we will not accumulate more than 10% of the voting securities of any one company.

      We sometimes purchase securities issued by companies that do not trade in the public market. To obtain a good investment balance, we will limit these and all other illiquid securities to a total of no more than 10% of each portfolio's assets.

      Each of our portfolios may, from time to time, invest in money market securities such as the ones we use in our money market funds.

      Each portfolio may temporarily borrow money from banks (and pledge its assets to secure such borrowing) to meet redemption requests, or for other purposes. We will keep this borrowing down to no more than 10% of the value of each portfolio's total assets and make no purchases while we have any outstanding loans.





DANITA WRIGHT
The primary Manager of the Working Assets Money Market Portfolio, Danita is an associate at GMG/Seneca Capital Management where she has worked since 1990. Previously, Danita was employed by Merus Capital Management, L.P. Here she explains the investment approach that she and our other managers use in managing the Working Assets Money Market Portfolio:

      "Our goal is to earn a market rate of return (or better) for our shareholders by investing in financially attractive companies whose operations have a positive impact on the human and natural environment."




INVESTMENT OBJECTIVES, POLICIES, AND RISK FACTORS

WORKING ASSETS MONEY MARKET PORTFOLIO


Objective:   Current income consistent with safety and liquidity.

      This is a good vehicle for short-term cash management and for investors who need stability of principal. Checking services are available.

      In our money market portfolios, we only invest in short-term money market instruments (short-term debt issued by branches of the government, corporations, banks, or other financial institutions) that we believe present minimal risk and we maintain a weighted average maturity of 90 days or less for the portfolio as a whole.


U.S. GOVERNMENT SECURITIES

      When we look at government securities, we only buy those that are issued or guaranteed, as to both interest and principal, by agencies or other enterprises of the United States government.

COMMERCIAL PAPER


      We will also buy high quality "commercial paper," which is short-term debt issued by well-established corporations. One hundred percent of this short-term debt must be rated A-1 by Standard & Poor's Corporation or have a comparably high rating by another nationally recognized rating service. If a security is only rated by one agency, it must be rated in one of the two highest ratings by that agency. If a security is not rated, it must be as good as A-1 in our judgment. We also use our own research and experience to help assure our money market securities have only a minimal credit risk.

      Other types of debt that offer us a yield advantage are sometimes issued by banks. These include certificates of deposit, time deposits, and bankers' acceptances of U.S.
banks or thrift institutions.


CITIZENS INDEX PORTFOLIO

      Objective: A market weighted portfolio of 300 companies, with the objective of long-term capital appreciation (Income from dividends will be similar to the income of the S&P 500).

EDWIN EK

      Edwin spent eight years at Wilshire Associates before joining the RhumbLine team in October, 1994. He oversees the day to day operations of the Citizens Index Portfolio. Here Edwin explains the investment objectives, policies, and risk factors of the Portfolio.

      "The Citizens Index Portfolio is highly diversified, both by industry and in the number of individual companies. We think it presents lower risk than a portfolio with fewer holdings or more industry concentration."

      The Citizens Index Portfolio is invested in 300 companies that make up the Citizens Index. We believe these companies best represent their industries. Approximately 200 are very large companies that are also included in the S&P
500. The others are companies selected in order to provide industry diversity that we believe is essential to a sound investment program.

      On a day-to-day basis, the portfolio is run by purchasing and holding common stock of all the companies in the Index in a percentage, as closely as possible, equal to each security's total market value divided by the total market value of all the companies in the Index. In addition, under normal circumstances the portfolio will usually hold a small amount of cash or money market instruments (no more than 5%) resulting from shareholder purchase and redemption activity and a provision for operating expenses. Holding this cash, together with the costs of operations, will prevent us from ever perfectly tracking the theoretical performance of the underlying Index. Payment of our operating expenses will reduce returns. Our small allocation to cash will improve returns when the market is heading down and hurt them when the market is moving up.

      Companies will be deleted from the Index and divested from the portfolio if they fail our annual social responsibility review. If a company is removed we will replace it with another company from the same industry which meets all social criteria. In addition, from time to time we may make other small changes in the Index to include, for example, exceptional companies, or to reflect changes in the composition of the S&P 500. We do not expect these changes to exceed 10% of the members of the Index on an annual basis.

RISK FACTORS

      Like all stock funds, the Net Asset Value of the Citizens Index Portfolio will fluctuate based on market and economic conditions, or other factors that affect particular companies or industries.

      We are always pleased to send interested investors a current list of the members of our Index.

ADDITIONAL INVESTMENT POLICIES

      We try not to put all our eggs in one basket. This means that 75% of a portfolio's assets will never hold more than 5% of any one company. We do not invest more than 25% of the value of any one portfolio in one industry with the exception of securities of U.S. government agencies or enterprises, or in our money market portfolios, domestic banks.

      We believe Citizens Trust's role is to be a conscientious and alert investor, not a controlling manager; therefore, across all our portfolios, we will not accumulate more than 10% of the voting securities of any one company.


      We sometimes purchase securities issued by companies that do not trade in the public market. To maintain a good investment balance, we will limit these and all other illiquid securities to a total of no more than 10% of each portfolio's assets.

      Each of our portfolios may, from time to time, invest in money market securities such as the ones we use in our money market funds.


      Each portfolio may temporarily borrow money from banks (and pledge its assets to secure such borrowing) to meet redemption requests, or for other purposes. We will keep this borrowing down to no more than 10% of the value of each portfolio's total assets and make no purchases while we have any outstanding loans.

ORGANIZATION AND MANAGEMENT OF THE TRUST

      Citizens Investment Trust, or, as it is affectionately known, Citizens Trust, began its existence as Working Assets Money Fund on November 24, 1982. The Trust is the type of organization that is commonly known as a mutual fund or, more technically, a Massachusetts business trust and an open end investment company, registered under the Investment Company Act of 1940 as a diversified management company. Citizens Trust is a "series" company. This means that our Trust can have several portfolios, each with its own investment objectives, assets, and liabilities.

      With an institutional class of shares we are able to offer institutional investors an opportunity to invest their money with lower overall expenses. Both the Working Assets Money Market Portfolio and the Citizens Index Portfolio also offer a retail class of shares with expense levels different from those of the institutional classes of shares, which may affect the performance of each class. To obtain additional information about the retail classes of shares, please call us toll free at 1-800-223-7010.

      In order to manage the Trust on a day-to-day basis, we have signed a Management Agreement with Citizens Advisers, which has served as the Trust's Adviser since its inception in 1982. This relationship is one of the most important of all the Trust's contracts. Citizens Securities, a subsidiary of Citizens Advisers, serves as the Trust's Distributor.

SOPHIA COLLIER

      Sophia Collier owns a majority share of Citizens Advisers, our Investment Adviser. She also serves as its manager. Here she explains the role of the management company:

      Our responsibility at Citizens Advisers is to translate the Trust's fundamental policies into a workable investment program and to administer this program in a smooth and friendly manner.

      We have two offices. One is located at 111 Pine Street, San Francisco, CA 94111; the other is One Harbour Place, Portsmouth, NH 03801.

OWNERS

      Citizens Advisers and its subsidiary, Citizens Securities, are both California corporations. I individually own 60% of the outstanding stock of Citizens Advisers. My fellow shareholders are three brothers, John P. Dunfey, Robert J. Dunfey, Sr., and Gerald F. Dunfey, who own 12% each, and one of our friends, William B. Hart, who owns 4%. Citizens Advisers owns 100% of Citizens Securities.

THE ROLE OF INVESTMENT ADVISER

      In our role as Investment Adviser to the Trust we determine which companies meet our social and financial criteria and therefore will be approved for inclusion in the Trust's portfolios. To assist us with actual portfolio management we have retained several "sub-advisers" to determine which securities should be bought and sold for the individual portfolios. In addition to our work as Investment Adviser, we also provide additional administrative functions as needed.

GMG/SENECA CAPITAL MANAGEMENT, L.P.

      Our sub-adviser for the Working Assets Money Market Portfolio is GMG/Seneca Capital Management. A registered investment adviser established in 1990, GMG/Seneca manages over $2 billion for its clients. GMG/Seneca's offices are located at 909 Montgomery Street, San Francisco, CA. The firm has significant experience in fixed income management and equity selection. GMG/ Seneca ranked among the top 20 managers in America in the categories "Intermediate term fixed income" and "Mid-cap growth" in the 1993 edition of Nelson's America's Best Money Managers.

      GMG/Seneca Capital Management is organized as a California limited partnership. It has two general partners, Gail Seneca and Genesis Merchant Group, L.P., an Illinois Limited Partnership. Genesis Merchant Group, in turn, has four general partners: William K. Weinstein, Gail Seneca, Paul Jones, and Philip C. Stapleton. Prior to starting GMG/ Seneca, Gail was employed by Wells Fargo Bank as a senior investment officer.


RHUMBLINE ADVISERS, INC.

      The Citizens Index Portfolio is sub-advised by RhumbLine Advisers, a registered investment adviser established in 1990 with offices at 30 Rowes Wharf, Boston, MA. RhumbLine is owned in excess of 97% by J.D. Nelson, who is also an interested trustee of the Trust.


      Citizens Advisers also provides administrative services and acts as the Trust's distributor through its subsidiary, Citizens Securities.

HOW THE TRUST'S FINANCES WORK

Azie Taylor Morton, chair of the Audit Committee, explains the Citizens Advisers fee structure:

     One of the Trust's most important contracts is its Management Agreement with Citizens Advisers. This agreement specifies fees to be paid to Citizens Advisers. These fees are based upon average annual net assets and are 35/100 of 1% for the Working Assets Money Market Portfolio and 50/100 of 1% for the Citizens Index Portfolio. Citizens Advisers provides all office space, facilities, equipment, and personnel necessary to do its job as Investment Adviser.

     Citizens Advisers is also responsible for all fees paid to sub-advisers. It pays GMG/Seneca Capital Management 8/100 of 1% of average annual net assets and pays RhumbLine Advisers based on 10/100 of 1% of average annual net assets.

INSTITUTIONAL SHARE EXPENSES

      Institutional Shareholders will pay their pro rata portion of expenses of the Portfolio ("Portfolio Expenses"), as well as any expenses attributable to Institutional Shares only ("Class Expenses").

      Citizens Advisers may from time to time enter into agreements and make payments to other third party providers of Trust-related advisory and administrative services.

      Citizens Advisers also provides administrative services to the Trust under a separate administrative contract. This contract provides for payment to the management company of `market price' (a price comparable to the cost to the Trust from an unaffiliated vendor) for services contracted with the Trust and reimbursement of out-of-pocket expenses.

     Services provided by Citizens Advisers and paid for by the Trust under this agreement include, but are not limited to, shareholder servicing and subaccounting, telephone charges, services related to the organization of new portfolios, and blue sky reporting services. Citizens Advisers may at times perform services provided under this agreement directly, or may contract to have such services provided by a third party. Under the administrative contract, for the year ended June 30, 1996 the Trust paid $583,226 to the adviser for its administrative services.

      The individual portfolios pay all expenses not expressly assumed by Citizens Advisers. Portfolio Expenses include, but are not limited to, interest, taxes, audit and legal fees, custodian charges, insurance premiums, cost of registering shares under federal laws, dues, and any litigation costs attributable to the portfolio as a whole. When a cost is shared by several portfolios, the staff, under the supervision of the Board of Trustees at Citizens Advisers, will allocate it among the portfolios in a reasonable manner.

      Class Expenses include, but are not limited to, transfer agent fees, cost of registering shares under state laws, the cost of typesetting, printing, and distributing of shareholder reports and prospectuses sent to shareholders, administrative expenses necessary to support the Institutional Shares, and the cost of litigation and Trustees' fees directly related to the Institutional Shares.

12B-1 FEES

      Citizens Trust has a 12b-1 plan which allows us to reimburse Citizens Securities and other distributors of the Trust's shares for sales-related costs such as advertising or sales salaries up to a total of 5/100 of 1% and 7/100 of 1% of the average annual assets of the Working Assets Money Market Portfolio and the Citizens Index Portfolio, respectively.

      Sometimes Citizens Securities makes additional promotional expenditures that are not reimbursed by the 12b-1 plan. This may include paying dealers who employ salespeople, called "registered representatives," additional fees beyond the 12b-1 fees or giving them non-cash incentives, such as trips or merchandise for special promotional purposes. They may also make expense reimbursements to non-dealers for valid promotional purposes.

VOTING RIGHTS

      As shareholders, you are entitled to one vote for each full share you own and a fractional vote for fractional shares. Shareholders of each portfolio or Class generally vote separately on matters that only concern that portfolio or Class. This includes, for example, the approval of a new or amended management contract or a change in investment objectives. However, all shareholders of the Trust vote together on the selection of trustees and accountants and other matters as required by the Investment Company Act of 1940. The holders of shares have no preemptive, conversion, or subscription rights, and voting rights are not cumulative. Due to the expense and because we are not required to do so, we do not plan to hold annual meetings of the shareholders. However, we may hold special meetings of the Trust or of a specific portfolio when our trustees feel it is necessary or desirable, or at the request of 10% of the Trust's shares. We will assist shareholders in communicating with one another to arrange such a meeting.



HOW TO PURCHASE AND REDEEM SHARES

      We are available Monday through Friday from 9 AM to 8 PM, Eastern Standard Time to assist you on the phone, or, if you wish, we can refer you to a qualified broker or financial planner in your area who is not affiliated with us.

HOW TO BUY SHARES

      It is easy to buy shares through Citizens Securities or another participating broker/dealer.


      You can pay for your investment in several ways: by check, wire transfer, by exchange from another portfolio, or through another arrangement with your investment dealer. If you have invested by check, you may not be able to withdraw your funds for seven business days. Wired funds are available immediately. See "How to Redeem Shares" for further information. We accept checks drawn on foreign banks provided they are in U.S. dollars. However, these checks take much longer to clear and may be subject to foreign collection charges. If a check is returned for any reason, we will charge you a service fee of $10.00.


      When you buy shares in the Citizens Index Portfolio, you will get the Net Asset Value next determined after we receive your check.

      You can purchase both full and fractional shares, which we will round to the nearest 1/1000 of a share. Your share balance and its value will be listed on your Citizens Trust statement.

INVESTMENT MINIMUMS

      The minimum initial investment in Institutional Shares is $100,000.

HOW TO REDEEM SHARES

      We offer you several convenient ways to redeem your shares in any of the Citizens Trust Portfolios:

CALL US: TELEPHONE EXCHANGE AND REDEMPTION

      The easiest way to get access to your money is to check off the Telephone Exchange and Redemption Option on your account application. Then, when you want to make a redemption, you simply call us up and tell us how much you want us to redeem. Depending upon your instructions, we will then deposit your redemption into your account, mail you a check, or electronically transfer your redemption to your predesignated account. We have two types of electronic transfer options available. We can wire in one day for $10, or transfer through the automated Clearing House (ACH) at no charge. This takes two days. You will earn dividends up to and including the date when we receive your redemption request.

      If you do select the Telephone Exchange and Redemption option, you should be aware that even though redemption by phone is very convenient, it may increase the risk of error or of an unauthorized party gaining access to your account. We take care to safeguard your account in several ways. To help us straighten out any errors, we record all telephone calls and maintain these tapes for at least six months. To protect against unauthorized access, we offer you the option on your account application of establishing a personal password to use with telephone transactions. But please remember, neither the Trust, our Advisers, nor our Transfer Agent will be responsible if we properly act on telephone instructions we reasonably believe to be genuine.


      Normally, we will send you your money on the next business day after we receive your request. Another thing to keep in mind is that we reserve the right to wait up to seven business days to redeem any investments that have been made by check, or five for an electronic funds transfer. This is because there is a "window" when a check can be returned for insufficient funds and for an electronic funds transfer to be reversed. Funds that are wired are always good on the day they are received. Therefore, if you need to redeem shares within seven business days of your purchase, please invest by wire.


      Your instructions to us on redemptions are normally set up through your initial account application. You can change these instructions to us at any time by sending us a written request accompanied by a signature guarantee from an "eligible guarantor" and a corporate resolution or trust document when applicable.

WRITTEN REQUEST FOR REDEMPTION

      If you do not want to use Telephone Exchange and Redemption, you can still redeem your shares at any time, although the process will take longer. Send us a written request together with your signature guarantee and a corporate resolution or trust document when applicable. We may require further documentation from corporations, fiduciaries, pension plans, and/or institutional investors.

REDEEM YOUR SHARES IN PERSON THROUGH  CITIZENS  SECURITIES AND OTHER BROKERS

      Investors may also redeem their shares through Citizens Securities or through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with the Trust that permit them to order redemption of shares by telephone or facsimile transmission.



SHAREHOLDER SERVICES

CHECK-WRITING PRIVILEGES


      When you open an account in the Working Assets Money Market Portfolio, upon your request and a completed signature card we will send you free checks. Although these checks are payable through a designated banking agent, your account is not FDIC insured and your shares are subject to fluctuations in value. You can write a check for any amount. There will be a $10.00 charge for any checks returned for any reason.


EXCHANGE PRIVILEGE

      You may make an exchange at any time and to any portfolio, provided the portfolio is legally registered for sale in your state.

MAKING A CHANGE IN YOUR ACCOUNT

      After your account is set up, you may want to make a change in one of the options. We are pleased to assist, but will require a signature guarantee from all registered owners of the accounts. The occasional need for a signature guarantee is one of the most frustrating aspects of mutual fund investing, because, in our experience, transactions which need a signature guarantee are frequently ones that are time pressured as well. The signature guarantee is our only way to protect your account from access by unauthorized parties. The following transactions are the most common that require signature guarantees: written request for redemption, authorizing telephone transaction for the first time, changing your predesignated wire or ACH instructions, establishing or modifying a systematic withdrawal plan, exchanges between accounts which do not have identical titles. The following are eligible guarantors (please note, notaries public are not eligible guarantors): commercial banks, trust companies, credit unions, savings associations, members of domestic stock exchange. Advance planning will make these changes go smoothly.



DIVIDENDS, DISTRIBUTIONS AND TAXES

      Unless you give us other instructions, we will automatically reinvest your dividends and distributions at Net Asset Value in additional shares. We can also pay your dividends and other distributions to you by check or electronic transfer through the Automated Clearing House to your bank account.

      Payment of dividends and distribution of capital gains, if any, are declared daily and paid monthly for the Working Assets Money Market Portfolio. Payment of dividends and distribution of capital gains for the Citizens Index Portfolio, if any, are paid annually.


HOW WE REPORT THE PORTFOLIO'S INVESTMENT RESULTS

      Our Trust's president, Sophia Collier, describes how we calculate and report the results of the Portfolio and how to compare these results with other funds or potential investments.

TOTAL RETURN AND OTHER QUOTATIONS

      When you add a Portfolio's income (or yield) together with any changes in its Net Asset Value, this is called the Portfolio's "Total Return," which shows you the pure investment results of that Portfolio. Our aggregate total return will always be quoted in our advertisements in addition to any other figures.

WORKING ASSETS MONEY MARKET PORTFOLIO

      Every business day Working Assets Money Market Portfolio quotes both a "7-day yield" and a "7-day effective yield." To calculate the 7-day yield, we take our Net Investment Income per share for the most recent 7 days (a week) and multiply it by 52 and divide by the Net Asset Value per share (expected always to be $1.00) to get a percentage.

      We calculate "effective yield" in the same way, except we assume that you have reinvested your dividends.

CITIZENS INDEX PORTFOLIO

      To compute Total Return for the Citizens Trust Index Portfolio, we start with the total number of shares that you can buy for $1,000 at the beginning of the period. We then add all the additional shares that you would have purchased within the period with reinvested dividends and distributions (this takes into account the Portfolio's income, if any). Finally, we multiply the number of these shares by the Net Asset Value on the last day of the period and divide the result by the initial $1,000 investment to see our percentage gain or loss. For periods of more than one year, we adjust the cumulative Total Return to get an average annual Total Return.

      When we quote our investment results, we will sometimes compare them to unmanaged market indices such as the Dow Jones Industrial Average and Standard & Poor's 500, and other data and rankings from recognized independent publishers or sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money Magazine, Forbes Magazine, Lipper Analytical Services, among others.

VALUATION OF SHARES

      At the end of every day that the New York Stock Exchange is open, we calculate the Portfolio's Net Asset Value per share. To calculate our Net Asset Value, we add up the total assets of the Portfolio, subtract all liabilities and then divide by the number of shares outstanding. While this is generally straightforward, different types of securities require special valuation methods. For example, in Working Assets Money Market Portfolio we seek to maintain a $1.00 Net Asset Value. To help us with this goal we use an accounting system called the amortized cost method to value our individual holdings. This system is fully described in the Statement of Additional Information.

      In the Citizens Index Portfolio, where our Net Asset Value fluctuates, most of our holdings are securities that trade on the open market. We value these at their most recent closing sale price or, if there is no closing price, halfway between the bid and asked price. If no market quotation is available for a given security, we have told our adviser to value that security in good faith. If a security is maturing within 60 days, we will normally value it at its amortized cost, which approximates market value.

TRUSTEE PROFILES

William D. Glenn II, chair of the board of trustees, is the executive director of Continuum HIV Day Services in San Francisco.

Azie Taylor Morton, audit chair, operates an investment management firm, and was the 36th Treasurer of the United States.

*Sophia Collier is the Trust's president and principal owner of our investment adviser, Citizens Advisers.


Lokelani Devone is assistant general counsel at DFS Group Limited, an international retail business group.

Juliana Eades is the executive director of the New Hampshire Community Loan Fund, one of the country's oldest local community economic development institutions.


*J.D. Nelson is the chief executive officer of RhumbLine Advisers, an investment advisory firm specializing in institutional and pension assets.

Ada Sanchez is director of the Public Service and Social Change Program at Hampshire College.

*Interested person (inside trustee)

							Rule 497(c)
							File Nos. 2-80886
                                                           	 811-3626


                      STATEMENT OF ADDITIONAL INFORMATION
                               OCTOBER 31, 1996


       This Statement is not a prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. A copy of the current Prospectus dated October 31, 1996, as it may be amended from time to time, can be obtained by calling (800) 223-7010, or by writing Citizens Investment Trust (hereafter "Citizens Trust" or the "Fund"), One Harbour Place, Portsmouth, NH 03801. This Statement and the Fund's Prospectus may be supplemented from time to time.


                           CITIZENS INVESTMENT TRUST


                              INSTITUTIONAL SHARES
                     Working Assets Money Market Portfolio
                            Citizens Index Portfolio


----------------------------------------------------------------------------
      TABLE OF CONTENTS                                          PAGE


      The Fund                                                   2
      Investment Objective and Policies                          2
      Other Investment Techniques                                5
      Factors that Affect the Value of Our Investments           7
      Turnover and Portfolio Transactions                        7
      The Value of Our Shares                                    8
      Information About Our Yield and Total Return               9
      Total Return and Other Quotations                          10
      Dividends and Distributions                                11
      Federal Taxes                                              11
      Additional Redemption Information                          13
      Trustees and Officers                                      14
      Additional Information Regarding The Management Company    16
      Investment Advisery and Other Services                     16
      Additional Information                                     18
      Voting Rights                                              19
      Shareholder and Trustee Liability                          19
      Custodian                                                  19
      Auditors                                                   20
      Legal Counsel                                              20
      Financial Statements                                       20
----------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE FUND
-------------------------------------------------------------------------------


    Citizens Investment Trust ("Citizens Trust" or the "Fund") presently consists of seven separate portfolios: Working Assets Money Market Portfolio, Citizens Income Portfolio, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio, Muir California Tax-Free Income Portfolio, Citizens Index Portfolio and E.fund. On May 28, 1992 the Fund, which had operated as a money market fund since 1983, changed its name from Working Assets Money Fund, and added the Income, Balanced and Growth Portfolios. On February 8, 1994 the Emerging Growth and Global Equity Portfolios were added, and on February 6, 1995 the Index Portfolio was added. On May 30, 1995 the Balanced and Growth Portfolios were acquired by the Index Portfolio. On July 1, 1995 the E.fund was added. On October 5, 1995 the Fund changed its name from Working Assets Common Holdings to Citizens Investment Trust.


      This Statement of Additional Information relates to the Institutional Shares of Working Assets Money Market Portfolio and the Citizens Index Portfolio.

-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
-------------------------------------------------------------------------------

The following are fundamental investment policies followed by the Working Assets Money Market Portfolio and the Citizens Index Portfolio (each a "Portfolio" and collectively, the "Portfolios") which supplement those listed in the Prospectus. Any policy identified as a fundamental investment policy of a Portfolio may be amended only with approval of the holders of a majority of the outstanding shares of that Portfolio as defined by the Investment Company Act of 1940 (known as the "1940 Act").

1. A Portfolio may not buy the securities of any company if the Portfolio would then own more than 10% of the total value of all of the company's outstanding voting securities, or if the Fund as a whole would then own more than 10% of the total value of all of the company's outstanding voting securities. A Portfolio may not concentrate its investments by buying the securities of companies in any one industry if more than 25% of the value of the Portfolio's total assets would then be invested in that industry; however, obligations issued or guaranteed by the U. S. Government, its agencies and instrumentalities, and obligations of domestic branches of domestic banks, are not included in this limit.

2. A Portfolio will not invest in limited partnerships, including those which own commodities, real estate, and oil, gas and mineral leases.

3. A Portfolio may not make loans other than pursuant to repurchase agreements. When we buy money market instruments or loan participation interests, we are investing, not making a loan.

4. A Portfolio may not invest for the purpose of exercising control or management of other companies.

5. A Portfolio may not buy or continue to hold securities if our Trustees, officers or the Directors or officers of our Adviser own more than certain limits of these securities. If all of these people who own more than 1/2 of 1% of the shares of a company together own more than 5% of the company's shares, we cannot buy, or continue to own, that company's shares.

6. A Portfolio may not participate with others on a joint, or a joint and several, basis in any trading account in any securities.

7. A Portfolio may not underwrite securities, which means we may not sell securities for others.

8. A Portfolio can borrow only under special circumstances. We do not normally borrow money, but for temporary purposes a Portfolio may borrow from banks up to 10% of the Portfolio's total assets. If we borrow, we can pledge our assets up to the amount borrowed. A Portfolio cannot borrow to purchase securities or to increase its income, but can borrow to pay for shares being redeemed so that we do not have to sell securities we do not want to sell. Thus, a Portfolio will not purchase any securities while the Portfolio has borrowings above 5% of assets outstanding. The interest paid on our borrowings would reduce our net income.

9. Subject to the provisions of our Declaration of Trust which provides that we may issue several classes of shares in any one Portfolio, we may not issue senior securities. We may not issue securities that have priority over others in dividends, redemption rights, or have other privileges. We must limit our involvement in "illiquid instruments," that is, repurchase agreements that have a term of more than seven days, and securities that have restrictions on resale or lack readily available market quotations, to 10% of the total value of a Portfolio's net assets and we will buy no such securities for a Portfolio unless the assets in the Portfolio exceed $10 million at the time of purchase. Private Placements which may be traded under Rule 144A will not be subject to these limitations, if our Board of Trustees finds that a liquid trading market exists for these securities. Our Trustees will review on an ongoing basis any determination by the Adviser to treat a restricted security as a liquid security, including the Adviser's assessment of current trading activity and the availability of reliable price information. In determining whether a privately placed security is properly considered a liquid security, the Adviser and our Trustees will take into account the following factors: (i) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); (ii) dealer undertakings to make a market in the security; and
(iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers. To the extent the Portfolio invests in restricted securities that are deemed liquid, the general level of illiquidity in the Portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts. Acquisitions of such liquid restricted securities will be made from a list approved by our Trustees.

10. There is a limit on a Portfolio's ability to loan portfolio securities. If a Portfolio loans securities, then it must maintain collateral at 100% of the value of the securities and any collateral must be marketable on an exchange.

11. A Portfolio may place only 5% of its total assets in companies which have been in operation, including operations of predecessors, for less than three years.


The following are general (non-fundamental) policies of all Citizens Trust
Portfolios: None of the Citizens Trust Portfolios will invest in real estate assets or interests therein, excluding readily marketable securities. Notwithstanding investment policy 1 above, not more than 25% of the value of the total assets of each Citizens Trust Portfolio that is not a money-market fund will be invested in obligations of domestic branches of domestic banks.


     The following discussion elaborates on the description of Working Assets Money Market Portfolio's and Citizens Index Portfolio's investment objectives and policies as contained in the Prospectus, including any fundamental investment policies of a Portfolio that supplement the fundamental policies of the Fund listed above and in the Prospectus.

WORKING ASSETS MONEY MARKET PORTFOLIO

      Working Assets Money Market Portfolio, as a fundamental investment policy of the Portfolio, may not buy any securities other than money market securities. Thus, the Portfolio cannot buy any commodities or commodity futures contracts, any mineral programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations of these. The Portfolio may not buy real estate, or real estate loans, but may buy money market securities even though the issuer invests in real estate or interests in real estate.

      The following are also the present policies of Working Assets Money Market Portfolio, but may be changed by our Trustees without a vote of the shareholders of the Portfolio:

1. The Portfolio may invest in variable amount master demand notes, which are obligations that permit us to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between us and the borrower, subject to the 10% limitation referred to in paragraph 3 below. The interest rates and amounts involved may change daily. We have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount; and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between us and the borrower, they generally will not be traded and there is no active secondary market for these notes. However, they are redeemable on demand, and thus immediately repayable by the borrower, at face value plus accrued interest at any time. Our right to redeem is dependent on the borrower's ability to pay principal and interest on demand. Accordingly, our Adviser will consider and continuously monitor the earning power, cash flow and other liquidity ratios of the borrower to assess its ability to meet its obligations on demand. We will invest in these notes only if the Board of Trustees or its designee determines that they present minimal credit risks and are of comparable quality to commercial paper having the highest rating of Moody's Investors Service or Standard & Poor's Corporation.

2. The Portfolio may not invest more than 10% of its assets in time deposits maturing in more than two business days but less than seven business days.

3. The Portfolio will not enter into a repurchase agreement if it would cause more than 10% of its assets to be subject to repurchase agreements having a maturity of more than seven days; included in this 10% limitation would be any illiquid securities (as described below). See "Other Investment Techniques - Money Market Instruments and Repurchase Agreements."

4. The Portfolio will not invest more than 10% of its net assets in illiquid securities. Generally an illiquid security is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Portfolio has valued the instrument. Subject to this limitation, our Trustees have authorized the Portfolio to invest in restricted securities, specifically privately placed commercial paper, where such investment is consistent with the Portfolio's investment objective, and has authorized such securities to be considered to be liquid to the extent the Adviser determines that there is a liquid institutional or other daily market for such securities. For example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed may be considered to be liquid securities. See the discussion relating to the purchase of illiquid securities in the section on the fundamental investment policies of the Portfolios under "Investment Objective and Policies" above.

      The Portfolio may not sell short or buy on margin and may not write put or call options.

PORTFOLIO QUALITY AND REQUIRED MATURITIES

      Because the Working Assets Money Market Portfolio uses the amortized cost method of valuation (see "The Value of Our Shares"), the Portfolio will not purchase any instruments with a remaining maturity of more than 397 days (13 months), except for certain exceptions permitted by rules under the 1940 Act. Obligations of U.S. Government agencies and instrumentalities which have a variable rate of interest which is adjusted no less frequently than every 762 days are considered to have a maturity equal to the period remaining until the next adjustment date. A variable rate instrument which permits us to demand payment of the principal amount of the instrument at any time or at specified intervals of no more than 397 days (13 months), on no more than thirty days' notice, is deemed to have a maturity of the longer of the period remaining until the interest rate is adjusted or the period remaining until the principal amount will be paid to us on demand. A variable rate instrument maturing in 397 days (13 months) or less is deemed to have a maturity equal to the period remaining until the next interest adjustment date. A floating rate instrument with a demand feature, and which has its interest rate pegged to an identified market interest rate, is deemed to have a maturity equal to the period of time remaining until the principal amount will be paid to us on demand, provided that our Trustees determine that the floating rate feature insures that the market value of the instrument will always approximate par value and that the instrument is of high quality. Our Trustees will review our holdings of variable rate instruments quarterly to assure themselves that these instruments continue to be of high quality. A repurchase agreement is considered to have a maturity equal to the period remaining until the delivery date on resale. An instrument called for redemption is considered as maturing on the date on which the redemption payment must be made. The Money Market Portfolio will maintain a dollar-weighted average portfolio maturity that does not exceed 90 days.

      The Money Market Portfolio intends to comply with Rule 2a7 under the 1940 Act. Under that Rule, the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except for U. S. Government agency securities. In addition, we may only invest in securities which are rated within the top two rating categories (or, if unrated, deemed by our Adviser to be of equivalent credit quality). We may not invest more than 5% of the Money Market Portfolio's assets in securities which are not rated in the highest rating category by at least two nationally recognized statistical rating organizations (for single-rated securities, one rating organization will suffice; for unrated securities, our Adviser may rely on its own credit equivalency assessment based upon procedures approved by our Trustees). If we do invest in securities which are not rated in (or, if unrated, not deemed equivalent to) the highest rating category, we will limit such investments so that no more than 1% of the total assets of the Money Market Portfolio is invested in securities of any one issuer rated below the highest category. In addition, pursuant to our own credit procedures, we will not invest in any unrated security or in any security rated by only one rating organization unless such security is on a list approved by our Trustees.

CITIZENS INDEX PORTFOLIO

      The objective of the Citizens Index Portfolio is capital appreciation by investing in a specially designed index of 300 socially responsible companies.


      The Citizens Index Portfolio invests primarily in the securities comprising the Citizens Social Index, a market weighted index of companies included in the S&P 500 that have passed Citizens Trust's social screens in addition to companies that are not part of the S&P 500 but which pass our social and financial screens. Companies outside the S&P 500 are used in the Citizens Social Index to add industry diversity and other financial characteristics that we believe will enable the Index to more closely track the returns of the S&P 500 as a whole.

      Securities will be purchased in a proportion equal to the weight of each company to the total Index. At times we will also buy short-term fixed income securities for the Citizens Index Portfolio. Under normal circumstances these short-term investments will amount to no more than 5% of the Portfolio's total assets. Our investment results will usually lag the performance of the underlying Index due to short-term cash investments and the deduction of portfolio expenses and transaction costs.



-------------------------------------------------------------------------------
OTHER INVESTMENT TECHNIQUES
-------------------------------------------------------------------------------

MONEY MARKET INSTRUMENTS AND REPURCHASE AGREEMENTS


      During periods of unusual market conditions, or for liquidity purposes or pending the investment of the proceeds of the sale of its shares, we may invest all or a portion of assets of the Citizens Index Portfolio in money market instruments, including: obligations of agencies and instrumentalities of the U.
S. Government; certificates of deposit of banks; and commercial paper or other corporate notes of investment grade quality. We may also buy such securities subject to repurchase agreements with primary dealers or banks which are members of the Federal Reserve System, secured by instruments issued or guaranteed by the agencies or instrumentalities of the U.S. Government, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the securities collateralizing the repurchase. In the event of bankruptcy or other default by the seller of a repurchase agreement, the underlying security constitutes collateral for the seller's obligation to pay. However, there may be possible delays and expenses in liquidating the securities, decline in the value of the securities and loss of principal or interest. Nevertheless, in the opinion of our management these risks do not outweigh the benefits of repurchase agreements.

OPTIONS TRANSACTIONS

      Each Portfolio may from time to time buy and write (sell) call and put options on securities, security indices, and foreign currencies that are traded on recognized securities exchanges and over-the-counter markets. A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until or on a certain date (the expiration date). A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until or on the expiration date. The premium that a Portfolio receives for buying or writing a call or put option is deemed to constitute the market value of an option. Aggregate premiums paid for put and call options will not exceed 5% of the Portfolio's total assets at the time of each purchase. The premium that a Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. These instruments are often referred to as "derivatives" which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Portfolios may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments, or as part of their overall investment strategies. Each Portfolio will maintain segregated accounts consisting of liquid assets (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under derivatives transactions) to avoid "leveraging" the Portfolio.

      Risks in the use of these derivative securities depends on the Adviser's ability to predict correctly the direction of interest rates, securities prices or other factors. Risks include: a) the risk that interest rates, securities prices, or other factors do not move in the directions being hedged against, in which case the Fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefits; b) an imperfect correlation between the price of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged;
c) the possible absence of a liquid secondary market for any particular derivative at any time; d) the potential loss if the counterparty to the transaction does not perform as promised; and e) the possible need to defer closing out certain positions to avoid adverse tax consequences.


FOREIGN SECURITIES

      Each of the Portfolios may invest in foreign securities which meet our social and financial criteria. As discussed in the Prospectus, investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, a Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where we believe that the applicable exchange rate is unfavorable at the time the currencies are received or we anticipate, for any other reason, that the exchange rate will improve, a Portfolio may hold such currencies for an indefinite period of time. A

Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Portfolio to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Portfolio to risk of loss if exchange rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by the Portfolio from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

WHEN-ISSUED SECURITIES

      The Citizens Index Portfolio may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, in many cases, a Portfolio purchasing securities on a when-issued basis, will take delivery of such securities. When a Portfolio commits to purchase a security on a when-issued or on a forward delivery basis, it will set up procedures consistent with current policies of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, we intend that a Portfolio will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although we do not intend to make such purchases for speculative purposes and we intend to adhere to current regulatory policies with respect to such purchases, purchases of securities on such bases may involve more risk than other types of purchases. For example, we may have to sell assets which have been set aside to cover our commitments in order to meet redemptions. Also, if we were to determine that it is necessary to sell the when-issued or forward delivery securities before delivery to a Portfolio, the Portfolio may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for when-issued or forward delivery securities, a Portfolio will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

-------------------------------------------------------------------------------
FACTORS THAT AFFECT THE VALUE OF OUR INVESTMENTS
-------------------------------------------------------------------------------


      Money Market Instruments and Fixed Income Securities: The value of the fixed income securities in which we invest will fluctuate depending in large part on changes in prevailing interest rates. Fixed income securities comprise all assets in the Working Assets Money Market Portfolio. If these rates go up after we buy a security, its value may go down. On the other hand, if the rates go down, the security's value may go up. Changes in value and yield based on changes in interest rate may have different effects on short-term obligations than on long-term obligations. Long-term obligations, which often have higher yields, may fluctuate in value more than short-term ones. We do not expect changes in interest rates to significantly affect the value of our shares in the Working Assets Money Market Portfolio, since we use the amortized cost method, which is described in the section "The Value of Our Shares." However, changes in interest rates can have a significant effect on the value of non-money market fixed income securities.


      The value of equity securities held in the Citizens Index Portfolio will fluctuate based upon market conditions and issues specific to the issuer. These include changes in the management and fundamental financial condition of the issuing company, prevailing economic and competitive conditions in the industry sectors in which the company does business and other factors which affect individual securities and the equity market as a whole.

-------------------------------------------------------------------------------
TURNOVER AND PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

      In Working Assets Money Market Portfolio, we generally purchase investments and hold them until they mature. Historically, securities of U.S. Government agencies or instrumentalities have involved minimal risk when they have been held by investors to maturity. However, we may from time to time sell securities and purchase others to attempt to take advantage of short-term market variations. We may also sell securities prior to maturity to meet redemptions or as a result of a revised evaluation of the issuer by our Adviser.


      For the Citizens Index Portfolio, we may purchase both equity and fixed income securities and hold them until such time as we believe it is advisable to sell them in order to closely track the market weightings of companies in the S &P 500 that have passed Citizens Trust's social screens we reinvest these assets in other securities. The Citizens Index Portfolio seeks to have a turnover of less than 25% per year.

      Our Adviser seeks to obtain for us the best net price and the most favorable execution of orders. Purchases are made from issuers, underwriters, dealers or brokers, and banks who specialize in the types of securities we buy. Purchases from underwriters include a commission or concession paid by the issuer to the underwriters. Purchases from dealers include the spread between the bid and asked prices and purchases from brokers include commissions paid to the broker based upon the transaction size. If the execution and price offered by more than one dealer are comparable, the order may be given to a dealer who has provided research advice, quotations on portfolio securities or other services. Our Adviser will comply with Rule 17e-1 under the 1940 Act in regards to brokerage transactions with affiliates, to assure that commissions will be fair and reasonable to the shareholders.


      Our Adviser may allocate transactions to broker/dealers in exchange for services. By allocating transactions to obtain services, the Adviser is able to supplement its own efforts. While it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt of these services does not materially reduce the Adviser's overall expenses. These services may or may not be useful to us or to our Adviser and its affiliates which engage in securities activities. For the fiscal years ended June 30, 1994, 1995, and 1996 all portfolio purchases, as described above, were made directly from issuers or from dealers, we paid commissions in aggregate as follows: 1994-$329,000, 1995-$250,000, 1996-$171,957.

      Our Adviser also may enter into "soft dollar" arrangements with broker/dealers. A soft dollar arrangement is one in which the brokerage commissions generated through trading are used to purchase ancillary products and services relating to social and investment research.

-------------------------------------------------------------------------------
THE VALUE OF OUR SHARES
-------------------------------------------------------------------------------

      The value of our shares is expressed as net asset value. The net asset value per share is computed by subtracting total Portfolio and Class liabilities from total assets and dividing that number by the total number of our outstanding shares. All expenses are accrued daily and taken into account in determining net asset value.

      We attempt to keep the net asset value of our Money Market Portfolio fixed at $1.00 per share, while we expect the net asset value per share in our Citizens Index Portfolio to fluctuate.

      The value of our shares is determined at 4:00 p.m. Eastern Time on each day on which the New York Stock Exchange is open for regular trading and at such other times as we feel may be necessary or appropriate.

WORKING ASSETS MONEY MARKET PORTFOLIO

      Our Trustees have determined that it is appropriate for us to value our Money Market Portfolio using the amortized cost method and that this method represents the fair value of the Portfolio's shares. This method values a security at the time of its purchase at cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains and losses.

      While the amortized cost method provides certainty in valuation, there may be periods during which value, as determined by the amortized cost method, is higher or lower than the price we would receive if we sold the instrument. During periods of declining interest rates, the daily yield on our shares may tend to be higher than a like computation made by a fund with identical investments which uses a method of valuation based on market prices and which reflects capital changes in its dividends. Thus, if the use of amortized cost by us resulted in a lower aggregate portfolio value on a particular day, a prospective investor in our shares would be able to obtain a somewhat higher yield from us than he would from investment in the other fund, and existing investors in our shares would receive less investment income. The converse would apply in a period of rising interest rates.

      To use the amortized cost method, our Board of Trustees must establish procedures designed to stabilize the net asset value of the Money Market Portfolio at $1.00 per share, to the extent reasonably possible. These procedures must include review of the Portfolio by the Board at intervals it deems appropriate and reasonable in the light of market conditions to determine how much the net asset value using available market quotations deviates from the net asset value based on amortized cost. For this purpose, when market quotations are available, securities are valued at bid price. If market quotations are not available, investments are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of our Board of Trustees, including being valued at prices based on market quotations for investments of similar type, yield and maturity.

      Under the procedures which our Trustees have adopted in connection with valuation of our securities at amortized cost, our dividend policy will change under certain circumstances. If on any day there is a deviation of more than 3/10th of 1% between the net asset value of a share computed on the amortized cost basis and that computed on an available market price basis, the amount of the deviation in excess of $0.003 will be added to or subtracted from the dividend for that day in order to reduce the deviation to within $0.003. If on any day the dividend is not large enough to absorb any such reduction and the deviation is more than $0.005, our Board will be required, under a rule of the Securities and Exchange Commission, to consider taking other action. Such action could include the sale of portfolio securities, reducing or eliminating dividends or establishing a net asset value per share based on market quotations.

      To use the amortized cost method, we must also limit our portfolio investments, including repurchase agreements, to those U.S. dollar denominated instruments which our Board of Trustees determines present minimal credit risks and which are of "high quality," e.g., portfolio investments rated in one of the top two rating categories by at least two rating organizations or, if not rated or created by only one rating agency, are of comparable quality in the judgment of our Adviser and Trustees. A rated instrument that is subject to some external agreement (such as a bank letter of credit), which agreement was not considered in rating the instrument, is considered unrated, and the Board of Trustees and our Adviser will determine whether the external agreement makes the instrument of comparable quality.

CITIZENS INDEX PORTFOLIO

      As described in the Prospectus, the Citizens Index Portfolio is generally valued on the basis of market values. Equity securities, if any, in a Portfolio are valued at the last sales price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Debt securities are generally valued at their most recent closing sale prices, or, if there is no closing sale price, at the bid price, in the principal market in which such securities are normally traded. Fixed income securities maturing within 60 days are normally valued at cost, plus or minus any amortized discount or premium. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are appraised at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Fund's Board of Trustees.

      Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluation based upon expert analysis of market data or other factors if such valuations are believed to reflect more accurately the fair value of such securities.

      Use of a pricing service has been approved by the Fund's Board of Trustees. There are a number of pricing services available, and the Trustees and officers of the Fund acting on behalf of the Trustees, may use or discontinue the use of any pricing service now, or in the future, employed.

-------------------------------------------------------------------------------
INFORMATION ABOUT OUR YIELD AND TOTAL RETURN
-------------------------------------------------------------------------------

      We report the investment performance of the Money Market Portfolio and Citizens Index Portfolio in several ways. All performance reported in advertisements is historical and not intended to indicate future returns.


YIELD


      From time to time the "yield" and "compounded effective yield" of the Portfolios may be published in advertisements and sales material. For the Working Assets Money Market Portfolio, the yield is usually quoted for a seven day period. For the seven-day period ended June 30, 1996 for the Institutional Class of Working Assets Money Market Portfolio, our average seven-day yield was 5.03% and our compounded effective yield was 5.16%.


      The current yield of the Money Market Portfolio for a specific period of time is calculated based on a hypothetical account containing exactly one share at the beginning of the period. The net change in the value of the account during the period is determined by subtracting this beginning value from the value of the account at the end of the period including a hypothetical charge reflecting deductions from shareholder accounts. Capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation) are excluded from the calculation. Because the change will not reflect any capital changes, the dividends used in the yield computation may not be the same as the dividends actually declared. The dividends used in the yield calculation will be those which would have been declared if there had been no capital changes included in our actual dividends. The net change in the account value is then divided by the value of the account at the beginning of the period and the resulting figure is called the "base period return." The base period return is then multiplied by (365/7) for a seven day effective yield with the resulting yield figure carried to the nearest hundredth of one percent.

      The "compounded effective yield" for the Money Market Portfolio is determined by annualizing the base period return and assuming that dividends earned are reinvested daily. Compounded effective yield is calculated by adding 1 to the base period return (which is derived in the same manner as discussed above) raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

      Compounded effective yield information is useful to investors in reviewing the performance of our Money Market Portfolio since the yield is calculated on the same basis as those of other money market funds. However, you should take a number of factors into account in using our yield information as a basis for comparison with other investments.

      Since our Portfolio is invested in short-term money market instruments, our yield will fluctuate with money market rates. Therefore, the compounded effective yield is not an indication of future yields. Other investment alternatives such as savings certificates provide a fixed yield if held full term, but there may be penalties if redeemed before maturity, whereas there is no penalty for withdrawal at any time in the case of our Portfolios.

-------------------------------------------------------------------------------
TOTAL RETURN AND OTHER QUOTATIONS
-------------------------------------------------------------------------------

      We also can express the investment results in terms of "total return." We do this for the Citizens Index Portfolio to take account of fluctuations in share value in addition to income from interest and dividends. Total return refers to the total change in value of an investment in the Portfolio over a specified period, while the yield calculation only reflects the income component. We compute total return by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of these shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, we adjust the cumulative total return to calculate average annual total return during that period.


      When we quote each Portfolio's yield or total return we are referring to its past results and not predicting our future performance. We quote total return for the most recent one year period as well as average annual total return for the most recent five- and ten-year periods, or from the time when we first offered shares, whichever is shorter. Sometimes we advertise our overall and actual return quotations for annual or quarterly periods or quote cumulative return for various periods. When we do this, we also always present the standardized total return quotations at the same time.

      For the period of January 25, 1996 to June 30, 1996 the Institutional Class of the Citizens Index Portfolio had the following performance:

                                                  Hypothetical Investment
                          Since Inception         return of $1,000 for the
Portfolio                 Total Return          1 year period ending 6/30/96
---------               -------------------------------------------------------
Institutional Class
of Citizens Index
Portfolio                     10.00%             $1,100


      When we quote our investment results we sometimes will compare them to unmanaged market indices such as the Dow Jones Industrial Average and the Standard & Poor's 500, and other data and rankings from recognized independent publishers, sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money Magazine, Forbes Magazine, Lipper Analytical Services and others.

-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
-------------------------------------------------------------------------------

WORKING ASSETS MONEY MARKET PORTFOLIO

      As described in the Prospectus, net income is determined and accrued daily and paid monthly. This dividend is payable to everyone who was a shareholder at 4:00 p.m. Eastern time on the day the dividend is declared. Accordingly, when shares are purchased dividends begin to accrue on the day the Transfer Agent receives payment for the shares, provided that the payment is received by 4:00 p.m. Eastern time. When shares are redeemed, the shares are entitled to the dividend declared on the day the redemption request is received by the Transfer Agent, provided that the request is received after 4:00 p.m. Eastern time. Dividends are automatically reinvested in shares, at net asset value, unless a shareholder otherwise instructs the Transfer Agent in writing. Shareholders so requesting will be mailed checks in the amount of the accumulated dividends. For the purpose of calculating dividends, our daily net investment income consists of: (a) all interest income accrued on investments (including any discount or premium ratably amortized to the date of maturity or determined in such other manner as the Trustees may determine); and (b) minus all estimated Portfolio and Class liabilities accrued, including interest, taxes and other expense items, amounts determined and declared as dividends or distributions and reserves for contingent or undetermined liabilities, all determined in accordance with generally accepted accounting principles; and (c) plus or minus all realized and unrealized gains or losses on investments.

CITIZENS INDEX PORTFOLIO

      The Citizens Index Portfolio normally declares and pays dividends substantially equal to all net investment income annually. Net investment income consists of non-capital gain income less Portfolio and Fund expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Portfolios at least annually. Dividends and capital gains distributions are automatically reinvested at net asset value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid annually.



-------------------------------------------------------------------------------
FEDERAL TAXES
-------------------------------------------------------------------------------

      Status as a "Regulated Investment Company." Each of the Portfolios intends to qualify as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code. We plan to continue this election in the future for all Portfolios of the Fund.


      To qualify for the tax treatment afforded a "regulated investment company" under the Internal Revenue Code, a Portfolio must annually distribute at least 90% of its net investment income and net short-term capital gains and meet certain requirements with respect to sources of income, diversification of assets, and distributions to shareholders. If a Portfolio elects and qualifies for such tax treatment, the Portfolio will not be subject to federal income tax with respect to amounts distributed. Under current law, in order to qualify, a Portfolio must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, and income from certain other sources; (b) derive less than 30% of its gross income from the sale or other disposition of stock, or securities and certain other investments held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). Options that are held by a Portfolio at the end of its taxable year are subject to section 1256 of the Code and will be deemed to have been sold at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of
Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.


      A Portfolio that qualifies as a "qualified investment company," may nonetheless be subject to certain federal excise taxes unless the Portfolio meets certain additional distribution requirements. Under the Internal Revenue Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the excess, if any, of the sum of the taxable income of the regulated investment company for the previous calendar year plus all amounts from previous years that were not distributed over the amount actually distributed for such preceding calendar year. The term "distributed amount" generally means the sum of (i) amounts actually distributed by a Portfolio from the Portfolio's current year's ordinary income and capital gain net income and
(ii) any amount on which the Portfolio pays income tax for the year. We intend to meet these distribution requirements, to avoid the excise tax liability, with respect to each of the Portfolios. As long as a Portfolio maintains its status as a regulated investment company and distributes all of its income, the Portfolio will not be subject to any Massachusetts or California income or excise tax.

DISTRIBUTIONS OF NET INVESTMENT INCOME

      Dividends derived from net investment income and any excess of net short-term capital gains over net long-term capital losses will be taxable to shareholders as ordinary income. For the Citizens Index Portfolio a portion of these ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualified for that deduction with respect to its holding of a Portfolio's shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations and deductible amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Since the investment income of the Working Assets Money Market Portfolio is derived from interest rather than dividends, no portion of the dividends received from this Portfolio will be eligible for the dividends received deduction. Moreover, to the extent that a Portfolio derives investment income from sources within foreign countries, such Portfolio's dividends and distributions will not qualify for such deduction.

      Shareholders will be taxed for federal income tax purposes on dividends in the same manner whether such dividends are received as shares or in cash. Distributions from the Portfolios will also be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

      Any dividend or distribution (except for dividends of net investment income declared by the Money Market Portfolio) will have the effect of reducing the per share net asset value of shares in a Portfolio by the amount of the dividend or distribution. Shareholders purchasing shares in any of the Portfolios shortly before the record date of any taxable dividend or other distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      Any loss realized upon a redemption of the shares in a Portfolio held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon redemption of shares may also be disallowed under the rules relating to wash sales.

      Special tax considerations apply with respect to foreign investments of those Portfolios which permit such investments. For example, foreign exchange gains and losses realized by a Portfolio generally will be treated as ordinary income or losses. In addition, investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Portfolio to a reduced rate of tax or an exemption from tax on such income.

NON-U.S. SHAREHOLDERS

      Distributions of net investment income to non-resident aliens and foreign corporations will be subject to U.S. tax. For shareholders who are not engaged in a trade or business in the U.S. to which the distribution is effectively connected, this tax is withheld at the rate of 30% upon the gross amount of the distribution in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. However, if the distribution is effectively connected with the conduct of the shareholder's trade or business within the United States, the distribution will be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate.

      The foregoing is limited to a discussion of federal taxation. It should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions relevant to investors. Dividends and distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details on their particular tax status.

      After the end of each calendar year, each shareholder receives information for tax purposes on the dividends and distributions for that year, including any portion taxable as ordinary income, any portion taxable as capital gains, any portion representing a return of capital and any amount of dividends eligible for the dividends-received deduction for corporations.

-------------------------------------------------------------------------------
ADDITIONAL REDEMPTION INFORMATION
-------------------------------------------------------------------------------


      The redemption information below supplements the information contained in the Prospectus. We pay redemption proceeds within five business days after we receive a proper redemption request. Our obligation to pay for redemptions can be suspended when the New York Stock Exchange is closed other than for weekends or holidays or under certain emergency conditions determined by the Securities and Exchange Commission. The holidays on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas. We pay redemption proceeds in cash, except that our Board of Trustees has the power to decide that conditions exist which would make cash payments undesirable. In that case, we could send redemption payments in securities from our portfolio, valued in the same method as we used to determine our net asset value. There might then be brokerage or other costs to the shareholder in selling these securities. We have elected to be governed by Rule 18f-1 under the 1940 Act, which requires us to redeem shares solely in cash up to the lesser of $250,000 or 1% of our total net assets during any 90 day period for any one shareholder. Your redemption proceeds may be more or less than your cost, depending on the value or our shares.


      If any of the shares being redeemed were recently purchased by check or electronic funds transfer, we may delay sending the redemption proceeds for up to five business days while we determine whether the check or electronic funds transfer used to purchase the shares has been honored by the bank on which it was drawn or made. You can eliminate any possible delay by making your investment by wire.


      We have the right to compel the redemption of shares held in an amount if the aggregate net asset value of the shares in the account is less than $2,500. If our Adviser decides to do this, we will advise shareholders who would be affected to increase the size of their accounts to the $2,500 minimum.


-------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------

      We have a Board of Trustees which provides broad supervision over our affairs. Our officers are elected by the Board and are responsible for day to day operations. The Trustees and officers are listed below, together with their principal occupations during at least the past five years. (Their titles may have varied during that period.) The address of each, except where an address is indicated, is 111 Pine Street, San Francisco, California 94111.

      The Trustees who are "interested persons" as defined in the 1940 Act are indicated by an asterisk.


      William D. Glenn, II (born 9/9/48), Chair of the Board and Trustee, has been a shareholder of Working Assets since 1983. He is a psychotherapist and the executive director of Continuum HIV Day Services in San Francisco. He is a past President of the San Francisco AIDS Foundation and former member of the Board of Directors of the Gay Rights Chapter of the Northern California American Civil Liberties Union. From 1981 to 1988, Mr. Glenn was the Assistant Principal and Dean of Students at Mercy High School in San Francisco. He currently serves on the boards of San Francisco's KQED and the 18th St. Services Chemical Dependency Recovery Center. Address: 915 Las Ovejas, San Rafael, CA 94903

      Sophia Collier* (born 3/13/56), Trustee, is President and Principal owner of Working Assets Management Company. Please see the section entitled "Additional Information Regarding The Management Company" for more information regarding Ms. Collier.

      Lokelani Devone (born 4/8/57), Trustee, is Assistant General Counsel for DFS Group Limited, an international retail business group. She has been with DFS Group since 1989. Prior to holding this position, Ms. Devone was a District Representative for Congresswoman Nancy Pelosi of the 5th Congressional District in San Francisco. She has also worked as a corporate attorney and as a foreign legal Adviser for Nichimen Corporation in Tokyo, Japan. Address: 424 Collingwood Street, San Francisco CA 94114.

      Juliana Eades, (born 2/2/53), Trustee, has served as Executive Director of the $4 million New Hampshire Community Loan Fund since its inception in 1984. In this capacity she has been a leading force in the creation of jobs and affordable housing in New Hampshire. Prior to accepting her position at the Loan Fund, Ms. Eades was Program Manager at the N.H. Governor's Council on Energy. In other community activities, Ms. Eades is a member of the Campaign for Rate Payers' Rights and the Society for the Protection of New Hampshire Forests. Address: 79 South State Street, Concord, New Hampshire 03301.

      Azie Taylor Morton (born 2/1/36), Trustee, was Treasurer of the United States during the Carter Administration. From 1984 - 89, she owned and operated the Stami Corporation, a franchisee of Wendy's Old Fashioned Hamburgers. Her thirty year career began as a teacher at the State School for Girls in Crockett, Texas. She went on to work at the AFLCIO, the White House Conference on Civil Rights and U.S. Equal Employment Opportunity Commission. She has served as the Commissioner of the Virginia Department of Labor and Industry as well as Executive Director of the Human Rights Project, Inc. In 1990 - 92 she was Director of Resource Coordination at Reading is Fundamental, Inc. She is currently an investment adviser. Address: 2801 Park Center Drive, Suite A-912, Alexandria, Virginia 22302.

      J.D. Nelson* (born 3/28/38), Trustee, is the founder and C.E.O. of RhumbLine Advisers , a minority-owned investment firm specializing in the management of institutional pension assets using indexed and quantitative techniques. Mr. Nelson was formerly Senior Vice President and Director of Public Funds Services at State Street Bank and Trust Company in Boston. Prior to his twelve years at State Street, he was the Administrator of the Democratic National Committee. He currently serves on the Board of the City of Boston's Economic Development Industrial Corporation. He is a former Chairman of the Roxbury MultiService Center (Mass.), a past director of the United Way and has taught at the School of Banking at Williams College. Address: RhumbLine Advisers, 50 Rowes Wharf, Boston, Massachusetts 02110.

      Ada Sanchez (born 8/17/52), Trustee, is Director of the Public Service and Social Change Program at Hampshire College. This program is a multi-disciplinary program designed to engage students and faculty in community service learning research and volunteer projects, primarily in low income Latino and African-American communities. From 1985 - 87 she was the National Toxic Waste Campaign Coordinator for Greenpeace USA. Prior to that Ms. Sanchez was involved with a number of activist organizations including; Western States Field Consultant for the Disarmament Program for the National Fellowship of Reconciliation, co-director and founder of Viewpoint Syndicate, lecturer for Progressive Foundation Speakers Bureau, national coordinator for Supporters of Silkwood and outreach coordinator for Coalition for Non-Nuclear World. Address:
177 Bridge Street, North Hampton, MA 01060.

      Our Board of Trustees functions with a Nominating Committee comprised of the whole board, but pursuant to our Distribution Plan (see "Distribution Plan") below, we have agreed that Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement relating to the Plan ("Qualified Trustees") shall have primary responsibility for the selection and nomination of other Qualified Trustees. This agreement will continue for so long as our Distribution Plan is in effect.

      The following compensation table discloses the aggregate compensation from Citizens Trust for services provided for the year ended June 30, 1996:



                 CITIZENS INVESTMENT TRUST - COMPENSATION TABLE
=================================================================================================
 (1)                        (2)              (3)                (4)                (5)

                                          Pension or
                         Aggregate        Retirement                               Total
Name of                  Compensa-     Benefits Accrued   Estimated Annual   Compensation from
Person,                  tion From     As Part of Fund     Benefits Upon     and Fund Complex
Position*                Registrant       Expenses          Retirement       Paid to Directors

-------------------------------------------------------------------------------------------------
Azie Taylor Morton         $4,000              0               0                   $4,000
Aileen Hernandez            1,000              0               0                    1,000
Juliana Eades               4,000              0               0                    4,000
Jeffrey Mori                2,500              0               0                    2,500
William D. Glenn, II        6,500              0               0                    6,500
Ada Sanchez                 4,000              0               0                    4,000
Lokelani Devone               750              0               0                      750
Sophia Collier**                0              0               0                        0
J.D. Nelson**                   0              0               0                        0
Wilma Mankiller             1,000                                                   1,000

*Each of the above-named persons served on the Board of Citizens Trust, which consists of seven separate portfolios.
**Sophia Collier is an interested Trustee and received no compensation from Citizens Trust. J.D. Nelson did not become an interested Trustee until March 1995 and received compensation from Citizens Trust prior to his change in status to an interested Trustee.

      The Trustees who are not "interested persons" received aggregate fees from us of $23,750 for services provided through June 30, 1996 and were also reimbursed for out of pocket expenses. Our Trustees, officers and members of the Board of Advisers as a group owned less than 1% of our outstanding shares as of June 30, 1996.

OTHER OFFICERS OF THE FUND

      Christine Pratt, Senior Vice-President of Citizens Advisers began working for Citizens Advisers in June of 1996. Prior to that time Ms. Pratt was employed by BayBanks, where she headed up the lending and servicing division for BayBanks Consumer Lending and Mortgage subsidiaries.


-------------------------------------------------------------------------------
ADDITIONAL INFORMATION REGARDING THE MANAGEMENT COMPANY
-------------------------------------------------------------------------------

      Sophia Collier individually owns 60% of the outstanding stock of Citizens Advisers, Inc. Ms. Collier is the founder of American Natural Beverage Corp., the maker of Soho Natural Soda, a company which Ms. Collier co-founded in her Brooklyn kitchen when she was 21 years old and built up over the next 12 years to an enterprise with 52 employees and retail sales of $25 million. Soho Soda was the first natural soda in America and was created as an alternative to unhealthful mass market sodas. Sophia and her partners sold American Natural Beverage Corp. in 1989.

      Four other individuals own the remaining 40% of the outstanding stock of the Management Company, as follows: John F. Dunfey (12%); Robert J. Dunfey, Sr. (12%); Gerald F. Dunfey (12%); and William B. Hart, Jr. (4%). John, Robert and Gerald Dunfey, brothers, now serve as directors of the Dunfey Group, a venture capital and investment company. The Dunfey family has been associated, over a number of years, with progressive social and political causes and has actively participated in organizations dedicated to world peace, human and civil rights, and economic justice. The family founded and continues to sponsor New England Circle, a forum for the "discussion of social, political, literary and educational topics that can lead to constructive change in our lives, our nation and our world."

-------------------------------------------------------------------------------
INVESTMENT ADVISERY AND OTHER SERVICES
-------------------------------------------------------------------------------


      We are advised by Citizens Advisers, Inc (the "Adviser") under a contract known as the Management Agreement. The Adviser has offices at 111 Pine Street, San Francisco, California 94111 and One Harbour Place, Portsmouth, New Hampshire 03801. The Adviser is a California corporation. Citizens Securities, Inc, a wholly-owned subsidiary and a California corporation, serves as the Fund's distributor.


      The Management Agreement provides for the Adviser, which is subject to the control of our Board of Trustees, to decide what securities will be bought and sold, and when, and requires the Adviser to place purchase and sale orders. At the Adviser's discretion and sold expense, these duties may be delegated to a sub-adviser.

      GMG/Seneca serves as sub-adviser to the Working Assets Money Market Portfolio. GMG/Seneca is a registered investment adviser, established in 1990. Its offices are located at 909 Montgomery Street, San Francisco, California. It is organized as a limited partnership with two general partners, Gail Seneca and Genesis Merchant Group. Genesis Merchant Group in turn has four general partners: William K. Weinstein, Gail Seneca, Paul Jones and Philip C. Stapleton. Prior to starting GMG/Seneca, Gail was employed by Wells Fargo Bank.

      RhumbLine Advisers serves as subadviser for Citizens Index Portfolio . RhumbLine Advisers is a registered investment adviser established in 1990 and with offices at 30 Rowes Wharf, Boston, Massachusetts. RhumbLine is 97% owned by J.D. Nelson, a trustee of the Fund whose profile appears earlier in this document.

      The Adviser (or a sub-adviser) provides us, at the Adviser's expense, with all office space and facilities and equipment and clerical personnel necessary to carry out its duties under the Management Agreement. Some of our Trustees and our officers are employees of our Adviser and receive their compensation from the Adviser. Our custodian bank maintains, as part of its services for which we pay a fee, many of the books and records as we are required to have and computes our net assets value and dividends per share.

      We pay the Adviser a fee for its services at annual rates as follows:

      Working Assets Money Market Portfolio, 35/100 of 1% of the Portfolio's net assets, and Citizens Index Portfolio, 50/100 of 1% of the Portfolio's average net assets. The fee is accrued daily and paid at least monthly. The Adviser has agreed to limit our expenses each year. If expenses exceed this limit, the Adviser will reduce its fee by, or refund, the amount of the excess. The limit on our expenses, pursuant to the Management Agreement, is as follows:
Working Assets Money Market Portfolio: 1 1/2% of the first $40 million or our average annual net assets and 1% thereafter. There is no limit on expenses for the Citizens Index Portfolio. Not all our expenses are subject to this limit. Interest expenses, taxes, brokerage commissions, and extraordinary expenses, such as litigation, that do not usually occur in the operations of a mutual fund are not included. We are also subject to a statutory expense limitation imposed by the State of California. This expense limitation requires the Adviser to reduce its fee to the extent the aggregate annual expenses of a Portfolio exceed 2 1/2% of the first $30 million of average net assets in the Portfolio, 2% of the next $70 million of average net assets, and 1 1/2% of the remaining average net assets in a Portfolio in any fiscal year.


      For the fiscal years ended June 30, 1994, 1995 and 1996, the Adviser received the following fees: Working Assets Money Market Portfolio, 1994-$619,206, 1995-$526,422, 1996-$423,731; The Citizens Index Portfolio,
1994-$0, 1995-$750,572, 1996-$689,466.


      Holders of each class of shares of a Portfolio will pay a pro rata share of all expenses incurred by the Portfolio ("Portfolio Expenses"). In addition, holders of each class of shares will pay those expenses directly attributable to those shares as a class ("Class Expenses"). Portfolio expenses which will be paid pro rata by each class of shares within the Portfolio which include, but are not limited to, investment management fees, trustees' fees, audit fees, legal fees, dividend disbursing and shareholder servicing fees, federal registration fees and custodian costs and expenses, interest, taxes, insurance premiums, and dues and assessments of the Investment Company Institute, as well as any non-recurring expenses.

      In addition to the expenses indicated above, holders of each class of shares will pay their respective Class Expenses which include, but are not limited to, transfer agent fees, printing and postage expenses, state registration fees, the expenses of administrative personnel and services as required to support the shareholders of a specific class, litigation or other legal expenses relating solely to a class and Trustees' fees incurred as a result of issues relating to a particular class. Under circumstances where the allocation of an expense as a class expense might be viewed by the Internal Revenue service as resulting in a preferential dividend, the expense may be reallocated to the Portfolio as a Portfolio expense.

      The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, thereunder, the Adviser is not liable for any loss sustained by the purchase, sale or retention of any security and permits the Adviser to act as investment adviser and/or principal underwriter for any other person, firm or corporation. The Management Agreement provides that we will indemnify the Adviser to the full extent permitted under the Declaration of Trust. The Management Agreement also states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of our Registration Statement under the Securities Act of 1933 and the 1940 Act except for information supplied by the Adviser for inclusion therein.

      There are similar provisions with respect to the liability of a sub-adviser, and the obligation of the Fund to indemnify a sub-adviser.



DISTRIBUTION PLAN

      Citizens Securities, Inc (the "Distributor"), a wholly-owned subsidiary of Citizens Advisers, Inc, acts as the distributor of our shares. Shareholders do not pay a sales charge on purchasing the shares of the Money Market Portfolio or the Citizens Index Portfolio.

      Broker-dealer and other organizations, known as Service Organizations, which assist in the distribution of our shares may receive fees from us or our Adviser. Our Board of Trustees has adopted a Distribution Plan under Section 12(b) of the 1940 Act and Rule 12b1 thereunder. In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit us and our shareholders. Pursuant to this Plan, Service Organizations that enter into written agreements with us and our Distributor may receive, for administration, shareholder service and distribution assistance, fees at rates determined by our Trustees. In addition, our Distributor is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. We will reimburse the Distributor for these expenditures and for fees paid to Service Organizations, up to a limit of 0.25% on an annual basis of our average daily net assets. In addition, if and to the extent that the fee we pay our Distributor as well as other payments we make are considered as indirectly financing any activity which is primarily intended to result in the sale of our shares, such payments are authorized under the Plan.

      The Plan was approved on July 5, 1983, by our Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no financial interest in the operation of the Plan or in any agreement related to the Plan. These Trustees are known as Qualified Trustees. The Plan was approved by a majority of our shareholders at our annual meeting on April 24, 1984, and has been continued from year to year thereafter subject to annual approval by a majority vote of our Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan was approved by the shareholders of the Citizens Income Portfolio, Citizens Balanced Portfolio and Citizens Growth Portfolio on June 11, 1992. Agreements related to the Plan must also be approved in the same manner by a vote of the Trustees and the Qualified Trustees. These agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of the majority of the Qualified Trustees or a vote of our outstanding voting securities on not more than 60 days' notice.


      The Plan provides that the Adviser shall provide and the Trustees shall review quarterly reports setting forth the amounts, payments and the purpose for which the amounts were expended. The Plan further provides that while it is in effect the selection and nomination of the Trustees who are not interested persons shall be committed to the discretion of the Qualified Trustees. The Plan may not be amended to increase materially the amounts to be spent without shareholder approval, as set forth above, and all amendments must be approved by the Trustees, as described above. The Plan only permits reimbursement of actual expenses and does not permit expenses to be carried forward from one fiscal period to another. For the years ended June 30, the following fees were approved and paid under this Plan, 1991-$474,900, 1992-$508,374, 1993-$
606,018, 1994-$713,847, 1995-$783,111 and 1996-$683,515. The major categories of expenses for 1994 were as follows: Advertising, printing and mailing prospectuses to other than current shareholders, compensation to broker/dealers, compensation to sales personnel.


-------------------------------------------------------------------------------
ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

      Our Declaration of Trust permits our Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an interest in the Fund. Certificates representing our shares are not issued. In the event of our liquidation, all shareholders would share pro rata in our net assets available for distribution to shareholders. The Trustees also have the power to designate "series" of the Fund which will function as separate Portfolios, each having it's own assets and liabilities. They may also create additional classes of shares which may differ from each other as to dividends. Shares of each class are entitled to vote as a class or series only to the extent required by the 1940 Act or as provided in our Declaration of Trust or as permitted by our Trustees. Income and operating expenses are allocated fairly among the series and classes by our Trustees. We intend to manage our Portfolios in such a way as to be a "diversified" investment company, as defined in the 1940 Act. As of June 30, 1996, there were 108,006 outstanding shares of our Common Stock, representing all the shares of all of the Citizens Trust Portfolios. The following are the shareholders who owned beneficially or of record 5% or more of the outstanding shares: Working Assets Money Market Portfolio and Citizens Income Portfolio and no holders of 5% or more. Citizens Emerging Growth Portfolio - Charles Schwab & Co, Inc., 9.0%. Citizens Global Equity Portfolio - Charles Schwab & Co, Inc., 17.9%. Citizens Index Portfolio - Charles Schwab & Co, Inc., 2.3%.

-------------------------------------------------------------------------------
VOTING RIGHTS
-------------------------------------------------------------------------------

      Shareholders are entitled to one vote for each full shares held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Voting is generally by class and series except as otherwise provided by the provisions of the 1940 Act. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of our shares. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of our outstanding shares. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth under "Shareholder and Trustee Liability" below. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders or more than 50% of our outstanding shares, or upon liquidation and distribution of our assets, if approved by the vote of the holders of more than 50% of our outstanding shares. If not so terminated, the Fund will continue indefinitely.

-------------------------------------------------------------------------------
SHAREHOLDER AND TRUSTEE LIABILITY
-------------------------------------------------------------------------------

      We are an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Our Declaration of Trust contains an express disclaimer of shareholder liability for our acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by us or our Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses by the relevant Portfolio out of the Portfolio's property for any shareholder held personally liable for the Portfolio's obligations. The Declaration of Trust also provides that we shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of ours and satisfy our judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholders liability is highly unlikely and is limited to the relatively remote circumstances in which we would be unable to meet our obligations.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

-------------------------------------------------------------------------------
CUSTODIAN
-------------------------------------------------------------------------------

      State Street Bank and Trust of Boston, Massachusetts, is the custodian of the assets of the Fund. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. We, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


-------------------------------------------------------------------------------
AUDITORS
-------------------------------------------------------------------------------

      Tait, Weller & Baker of Philadelphia, Pennsylvania serves as our Fund's independent auditors, providing audit services including (1) examination of the annual financial statements and limited review of unaudited semi-annual financial statements (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the federal and state income tax returns filed on our behalf. The financial statements of the Fund incorporated here by reference, have been examined by Tait, Weller & Baker, independent auditors, as stated in their report which is incorporated by reference, and have been so incorporated in reliance upon such report given upon their authority as experts in accounting and auditing.

-------------------------------------------------------------------------------
LEGAL COUNSEL
-------------------------------------------------------------------------------

      Bingham, Dana & Gould LLP of Boston, Massachusetts serves as our legal counsel.

-------------------------------------------------------------------------------
FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

      The following financial statements of the Fund and the opinion of its independent auditors, included in the Annual Report to the shareholders for the year ended June 30, 1996, are incorporated herein by reference:

Statement of Investments - June 30, 1996
Statement of Assets and Liabilities - June 30,1996
Statement of Operations for the year ended -June 30, 1996

Statement of Changes in Net Assets for the year ended June 30, 1995, and the year ended June 30, 1996.

A list of securities held by the Citizens Index Portfolio is attached as Schedule A.

NOTES TO FINANCIAL STATEMENTS

      The above referenced financial statements and the report of the independent auditors are included in the 1996 Annual Report (Accession Number 0000950146-96-001706) which is provided to each person to whom the Statement of Additional Information is sent or given.

CITIZENS INDEX LIST
The 300 Companies that make up the Citizens Index
As of 10/25/96


ADC Telecommunications, Inc.                         ADCT
Adobe Systems, Inc.                                  ADBE
Advanced Micro Devices, Inc.                         AMD
Ahmanson & Co., H.F.                                 AHM
Air Products and Chemicals, Inc.                     APD
Airtouch Communications                              ATI
Alco Standard Corporation                            ASN
Alltel Corporation                                   AT
Altera Corporation                                   ALTR
ALZA Corporation                                     AZA
Amdahl Corporation                                   AMH
America On-Line                                      AOL
American Express Company                             AXP
American General Corporation                         AGC
American Greetings Corporation                       AGRE.A
American Medical Response                            EMT
American Power Conversion                            APCC
Ameritech                                            AIT
AMP, Inc.                                            AMP
Antec Corporation                                    ANTC
AON Corporation                                      AOC
Apogee Enterprises, Inc.                             APOG
Apple Computer, Inc.                                 AAPL
Applied Materials                                    AMAT
Armstrong World Industries, Inc.                     ACK
Ascend Communications Inc.                           ASND
Autodesk, Inc.                                       ADSK
Automatic Data Processing, Inc.                      AUD
Avery Dennison Corporation                           AVY
Avnet                                                AVT
Avon Products, Inc.                                  AVP
Bandag, Inc.                                         BDG
Bank of Boston Corporation                           BKB
Bank New York Inc.                                   BK
Bankers Trust New York Corporation                   BT
Barnes & Noble Inc.                                  BKS
Barnett Banks, Inc.                                  BBI
Belden Inc.                                          BWC
Bell Atlantic Corporation                            BEL

Bell Sports Corporation                              BSPT
BellSouth Corporation                                BLS
Ben & Jerry's Homemade, Inc.                         BJIC.A
Beneficial Corporation                               BNL
Bergen Brunswig Corporation                          BBC
Betz Laboratories, Inc.                              BTL
Biomet, Inc.                                         BMET
Block, H& R                                          HRB
Boatmen's Bancshares, Inc.                           BOAT
Broderbund Software                                  BROD
Bruno's Inc.                                         BRNO
C-Cube Microsystems Inc.                             CUBE
Caliber Systems                                      CBB
California Energy Company, Inc.                      CE
Callaway Golf Company                                ELY
Campbell Soup Company                                CPB
Caraustar Industries, Inc.                           CSAR
CasTech Aluminum Group Inc.                          CTA
Celestial Seasonings                                 CTEA
Centex Corporation                                   CTX
Charming Shoppes, Inc.                               CHRS
Chubb Corporation                                    CB
Church & Dwight Co., Inc.                            CHD
Cincinnati Milacron                                  CMZ
Circuit City Stores, Inc.                            CC
Cisco Systems, Inc.                                  CSCO
Coca-Cola Company                                    KO
Coleman Company                                      CLN
Comcast Corporation                                  CMCS.K
Community Psychiatric                                CMY
Compaq Computer Corporation                          CPQ
Computer Associates International, Inc.              CA
Consolidated Natural Gas Company                     CNG
Consolidated Papers, Inc.                            CDP
Cooper Tire & Rubber Company                         CTB
CoreStates Financial Corporation                     CFL
CPC International                                    CPC
CUC International                                    CU
Cummins Engine                                       CUM
Dean Witter, Discover & Co.                          DWD
Deere & Company                                      DE
Dell Computer Corporation                            DELL
Deluxe Corporation                                   DLX

Dialogic Corporation                                 DLGC
Digital Equipment Corporation                        DEC
Dow Jones & Company                                  DJ
Dun & Bradstreet Corporation, The                    DNB
Duriron Company Inc., The                            DURI
Edwards, Inc., A.G.                                  AGE
Emerson Electric Company                             EMR
Engelhard Corporation                                EC
Enron Corporation                                    ENE
Envirotest Systems Corporation                       ENVI
Fedders Corporation                                  FJC
Federal Express Company                              FDX
Federal Home Loan Mortgage Corp. (Freddie Mac)       FRE
Federal National Mortgage Association                FNM
Federal-Mogul Corporation                            FMO
Federated Department Store                           FD
First Chicago NBD Corporation                        FCN
First Union Corp.                                    FTU
Fleetwood Enterprises                                FLE
Fort Howard Corporation                              FORT
Fresh Choice, Inc.                                   SALD
Gap, Inc., The                                       GPS
Gateway 2000, Inc.                                   GATE
General Instrument                                   GIC
General Mills                                        GIS
General Re Corporation                               GRN
Genuine Parts Company                                GPC
Giant Food Inc.                                      GFS.A
Global Village Communication, Inc.                   GVIL
Golden West Financial Corporation                    GDW
Great Atlantic & Pacific Tea                         GAP
Great Western Financial Corporation                  GWF
Green Tree Financial Corporation                     GNT
Gymboree Corporation                                 GYMB
Hannaford Brothers Company                           HRD
Harcourt General                                     H
Harland Company, John H.                             JH
Harley-Davidson, Inc.                                HDI
Harman International Industries, Inc.                HAR
Hasbro, Inc.                                         HAS
Heinz Company, H.J.                                  HNZ
Hershey Foods Corporation                            HSY
Hewlett-Packard Company                              HWP

HFS Inc.                                             HFS
Huffy Corporation                                    HUF
ICC Technologies Inc.                                ICGN
Idex Corporation                                     IEX
Idexx Laboratories, Inc.                             IDXX
Illinois Central Corporation                         IC
Illinois Tool Works Inc.                             ITW
IMCO Recycling                                       IMR
Inland Steel                                         IAD
Intel Corporation                                    INTC
Invacare Corporation                                 IVCR
Ionics, Inc.                                         ION
Jefferson-Pilot Corporation                          JP
Jostens Inc.                                         JOS
Kellogg Company                                      K
Kenetech Corporation                                 KWND
KeyCorp                                              KEY
Keystone International Inc.                          KII
King World Productions Inc.                          KWP
Knight-Ridder, Inc.                                  KRI
Kroger Company                                       KR
Landmark Graphics Corporation                        LMRK
Limited, Inc., The                                   LTD
Liz Claiborne, Inc.                                  LIZ
Longs Drug Stores Corporation                        LDG
Lowe's Companies, Inc.                               LOW
LSI Logic Corporation                                LSI
Luby's Cafeteria                                     LUB
Manor Care, Inc.                                     MNR
Masco Corporation                                    MAS
Mattel, Inc.                                         MAT
May Department Stores                                MA
Maytag Corporation                                   MYG
MBNA Corporation                                     KRB
McGraw-Hill, Inc.                                    MHP
Medtronic, Inc.                                      MDT
Mellon Bank Corporation                              MEL
Melville Corporation                                 CVS
Merck & Co., Inc.                                    MRK
Meredith Corporation                                 MDP
MGIC Investment Corporation                          MTG
Micron Technology Inc.                               MU
Microsoft Corporation                                MSFT

Miller, Inc., Herman                                 MLHR
Millipore Corporation                                MIL
Minnesota Mining & Manufacturing                     MMM
Mobile Telecommunication Technologies Corp.          MTEL
Molex Incorporated                                   MOLX
Moore Corporation Limited                            MCL
Nalco Chemical Company                               NLC
National City Corporation                            NCC
National Service Industries, Inc.                    NSI
NationsBank Corporation                              NB
Nature's Sunshine Products                           NATR
Network General Corporation                          NETG
New York Times Company                               NYT.A
NICOR, Inc.                                          GAS
NorAm Energy                                         NAE
Nordson Corporation                                  NDSN
Nordstrom, Inc.                                      NOBE
Norwest Corporation                                  NOB
Novell, Inc.                                         NOVL
Nucor Corporation                                    NUE
Odwalla Inc.                                         ODWA
Oneok Inc.                                           OKE
Owens & Minor Inc.                                   OMI
Pacific Enterprises                                  PET
Pacific Telesis Group                                PAC
Parametric Technology Corporation                    PMTC
Penney Co., Inc., J.C.                               JCP
Peoples Energy Corporation                           PGL
Perkin Elmer Corporation                             PKN
Physician Corporation of America                     PCAM
Pitney Bowes, Inc.                                   PBI
PNC Bank Corporation                                 PNC
Polaroid Corporation                                 PRD
Praxair Inc.                                         PX
Price/Costco Inc.                                    PCCW
Providian Corporation                                PVN
Pulte Corporation                                    PHM
Quaker Oats Company                                  OAT
Qualcomm Inc.                                        QCOM
Raychem                                              RYC
Real Goods Trading Corporation                       RGT
Recovery Engineering Inc.                            REIN
Reebok International Ltd.                            RBK

Ringer Corp.                                         RING
Rite Aid Corp.                                       RAD
Roadway Express, Inc.                                ROAD
Rouse Company                                        RSE
Rubbermaid, Inc.                                     RBD
Ryder System, Inc.                                   R
Safeco Corporation                                   SAFC
SBC Communications Inc.                              SBC
Scherer Corporation, R.P.                            SHR
Schering-Plough Corporation                          SGP
Scholastic Corporation                               SCHL
Schwab, Charles Corporation                          SCH
Sealed Air Corporation                               SEE
Sears Roebuck & Company                              S
Shared Medical Systems                               SMED
Sigma Aldrich                                        SIAL
Silicon Graphics Inc.                                SGI
Smucker (J.M.) Company                               SJM.A
Snap-On Tools Corporation                            SNA
Sofamor Danek Group, Inc.                            SDG
SONAT Inc.                                           SNT
Sonoco Products Company                              SON
Southwest Airlines Company                           LUV
Springs Industries, Inc.                             SMI
SPX Corporation                                      SPW
St. Jude Medical Inc.                                STJM
St. Paul Companies                                   SPC
Standard Products Company                            SPD
Stanley Works                                        SWK
Stratus Computer, Inc.                               SRA
Stride Rite Corporation                              SRR
Sun Healthcare Group Inc.                            SHG
Sun Microsystems, Inc.                               SUNW
Sunrise Medical                                      SMD
SunTrust Bank, Inc.                                  STI
Supervalu                                            SVU
Sybase, Inc.                                         SYBS
Symantec Corporation                                 SYMC
Sysco Corporation                                    SYY
Tandem Computers                                     TDM
Tandy                                                TAN
Target Therapeutics, Inc.                            TGET
Tecumseh Products Company                            TECU.A

Tektronix, Inc.                                      TEK
Tellabs, Inc.                                        TLAB
Tennant Company                                      TANT
Thomas & Betts Corporation                           TNB
3COM Corporation                                     COMS
Time Warner                                          TWX
Times Mirror Company                                 TMC
Timken Company, The                                  TKR
TJ International, Inc.                               TJCO
TJX Companies Inc., The                              TJX
Tootsie Roll Industries, Inc.                        TR
Toro Company                                         TTC
Toys 'R' Us                                          TOY
Trinity Industries Inc.                              TRN
Turner Broadcast Sys.                                TBS.B
U.S. Bancorp                                         USBC
U.S. Robotics, Inc.                                  USRX
U.S. West Communications Group                       USW
U.S. West Media Group                                UMG
UNUM Corporation                                     UNM
USF& G                                               FG
USLIFE                                               USH
V.F. Corporation                                     VFC
Ventritex Inc.                                       VNTX
Viacom, Inc.                                         VIA.B
Viad Corporation                                     VVI
Vivra, Inc.                                          V
VLSI Technology Inc.                                 VLSI
Wachovia Corporation                                 WB
Walgreen Company                                     WAG
Warnaco Group Inc., The                              WAC
Wellman, Inc.                                        WLM
Wells Fargo Bank, N.A.                               WFC
Western Atlas, Inc.                                  WAI
Whirlpool Corporation                                WHR
Whitman Corporation                                  WH
Whole Foods Market                                   WFMI
Wholesome & Hearty Foods Inc.                        WHFI
Williams Companies, Inc., The                        WMB
Woolworth Corporation                                Z
Worldcom Inc. Ga                                     WCOM
Worthington Foods Inc.                               WFDS
Worthington Industries, Inc.                         WTHG

Wrigley, William                                     WWY
Xerox                                                XRX
Yankee Energy System Inc.                            YES